UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2006

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7699	95-1948322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3125 Myers Street, Riverside, California 92503-5527
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (951) 351-3500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On June 13, 2006, Fleetwood Enterprises, Inc. announced the promotion of the Company’s Vice President, Controller and Chief Accounting Officer, Andrew M. Griffiths, to Senior Vice President and Chief Accounting Officer. At the same time, Fleetwood named James F. Smith to the newly created position of Vice President and Controller-Operations, reporting to Mr. Griffiths. Mr. Smith will oversee the activities of the controllers for the Company’s recreational vehicle group, housing group and supply operations. Previously he had served as Vice President, Strategic Planning and Corporate Development, and in his new position he will continue to be involved in the Company’s strategic planning.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to  be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2006	FLEETWOOD ENTERPRISES, INC.
	By:	/s/ LEONARD J. MCGILL
Leonard J. McGill Senior Vice President, General Counsel and Secretary